UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 2, 2016

(Date of earliest event reported)

WhiteHorse Finance, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00967	45-4247759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Brickell Avenue, 31st Floor Miami, Florida		33131
(Address of principal executive offices)		(Zip Code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 5, 2016, WhiteHorse Finance, Inc. (the “Company”) issued a press release announcing its first quarter financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On May 2, 2016, Mr. Jay Carvell submitted his resignation from his position as Chief Executive Officer of the Company, effective as of May 23, 2016. Mr. Carvell will continue his role as a member of the board of directors (the “Board of Directors”) of the Company.

(c)

On May 2, 2016, the Board of Directors elected Mr. Stuart D. Aronson as the Company’s Chief Executive Officer, effective as of May 23, 2016. Mr. Aronson, age 53, will serve as Chief Executive Officer for a term of one year, or until his earlier resignation or removal.

As an executive officer, Mr. Aronson will not receive any direct compensation from the Company. There is no arrangement or understanding under which Mr. Aronson was elected. There are no transactions involving Mr. Aronson requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Aronson joined H.I.G. Capital, LLC (“H.I.G. Capital”), an affiliate of our investment adviser, in February 2016 as the Group Head of the U.S. direct lending platform. In this position, Mr. Aronson is responsible for building the debt solutions offered by H.I.G. Capital to non-sponsor and sponsor borrowers in the U.S. middle market. Prior to joining H.I.G. Capital, from July 1990 through December 2015 Mr. Aronson served as an officer of the General Electric Company and as the President and Chief Executive Officer of the U.S. Sponsor Finance business of GE Capital (“GSF”), a leading provider of debt financing to the U.S. sponsor middle market. Mr. Aronson also served during this period on the board of directors of Peacock Equity Partners, a mid-to-late stage venture capital fund organized as a joint venture between GE Capital and NBCUniversal. Prior to joining GSF, Mr. Aronson led the commercial and industrial platform of GE Structured Finance (Americas), Inc., which provided structured debt and equity solutions to borrowers in the United States, Europe and Asia. Before that, he held several positions with GE Capital Markets Group, Inc., including serving as Leader of domestic product execution, including syndications, private placements, securitization and trade finance. Mr. Aronson began his career in the syndications group of Chemical Banking Corporation. He serves also currently serves on the Board of Kids in Crisis in Greenwich, Connecticut. Mr. Aronson received an M.B.A. with honors from Columbia Business School in 1987 and graduated cum laude from Tufts University in 1985.

Item 8.01. Other Events

On May 5, 2016, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Exchange Act or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of WhiteHorse Finance, Inc. dated May 5, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2016	WHITEHORSE FINANCE, INC.

	By:	/s/ Gerhard Lombard
Gerhard Lombard
Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of WhiteHorse Finance, Inc. dated May 5, 2016